UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2019

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 6, 2019, Main Street Capital Corporation (“Main Street”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) at Hotel Emma, Cellar K, 136 East Grayson, San Antonio, Texas 78215.  The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 61,888,278 shares of common stock outstanding on the record date, March 6, 2019.  The common stockholders of Main Street voted on four matters at the Annual Meeting.  The final voting results from the Annual Meeting are as follows:

(1)         A proposal to elect each of the ten members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

Michael Appling, Jr.	19,553,510	369,001	219,244	35,788,029
Valerie L. Banner	19,671,824	262,486	207,449	35,788,025
Joseph E. Canon	19,510,764	403,445	227,548	35,788,027
Arthur L. French	19,507,626	407,068	227,061	35,788,029
J. Kevin Griffin	19,686,675	231,348	223,738	35,788,023
John E. Jackson	19,671,164	245,216	225,378	35,788,026
Brian E. Lane	19,684,387	234,056	223,315	35,788,026
Stephen B. Solcher	19,688,220	234,175	219,361	35,788,028
Vincent D. Foster	19,656,840	261,746	223,173	35,788,025
Dwayne L. Hyzak	19,639,564	276,085	226,107	35,788,028

(2)         A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstentions
54,796,197	717,021	416,566

(3)         A proposal to approve, on an advisory basis, the compensation of our named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,731,654	1,678,340	731,754	35,788,036

(4)         A proposal to approve an amendment to Main Street’s Articles of Amendment and Restatement to allow stockholders to amend Main Street’s bylaws by a majority vote of the outstanding shares entitled to be cast on the matter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,188,166	578,807	374,776	35,788,035

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 7, 2019	By:	/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel